UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2023

RYVYL Inc.

(Exact name of registrant as specified in its charter)

Nevada	001-34294	22-3962936
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3131 Camino Del Rio North, Suite 1400 San Diego, CA 92108
(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (619) 631-8261

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	RVYL	The Nasdaq Stock Market LLC (Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.	Results of Operations and Financial Condition.

On October 26, 2023, RYVYL Inc., a Nevada corporation (the “Company”), issued a press release announcing its preliminary financial and operating results for the quarter ended September 30, 2023. Such press release was filed as an exhibit to the Company’s Current Report on Form 8-K with the Securities and Exchange Commission (SEC”) on the same date.

On November 13, 2023, the Company issued a press release (“Earnings Release”) announcing its final financial and operating results for the quarter ended September 30, 2023. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K (the “Current Report”). You are advised that financial information in the Earnings Release for the quarter ended September 30, 2023 is unaudited. The Company also filed its unaudited financial statements for the quarter ended September 30, 2023 with its Quarterly Report on Form 10-Q on November 13, 2023.

The Earnings Release contains certain statements and information that speak to the Company’s expectations or predictions of the future. These statements and information may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Such forward-looking statements are subject to risks and uncertainties, many of which are beyond the Company’s control, which could cause the Company’s actual results to differ materially from those expressed in or implied by these statements. Please see the Company’s disclosures regarding risk factors and forward-looking statements in its filings with SEC (including its Current Reports on Form 8-K, Quarterly Reports on Form 10-Q, and most recent Annual Report on Form 10-K, as amended) for a discussion of the known material factors that could cause the Company’s actual results to differ materially from those indicated or implied by such forward-looking statements.

The information in this Item 2.02 and Exhibit 99.1 attached hereto will not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 7.01.	Regulation FD Disclosure.

The Company also held a conference call and audio webcast at 4:30 p.m. Eastern Time on November 13, 2023 (“Earnings Call”) in which it discussed its third quarter 2023 results. A replay of the call will be available through January 13, 2024, by calling 1-844-512-2921 within the United States or 1-412-317-6671 when calling internationally and entering access ID 10183517. An archived version of the webcast will also be available for 90 days on the IR section of the Company’s website. The Company expressly disclaims any obligation to update any other information posted on or available through its website, and cautions that the information set forth therein is only accurate as of the date indicated on such materials. The inclusion of any data or statements on or through the Company’s website does not signify that such information is considered material.

The information in this Item 7.01 will not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, nor will it be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report may contain forward-looking statements within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act. Such forward-looking statements are characterized by future or conditional verbs such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate” and “continue” or similar words. You should read statements that contain these words carefully because they discuss future expectations and plans, which contain projections of future results of operations or financial condition or state other forward-looking information. Such statements are only predictions and the Company’s actual results may differ materially from those anticipated in these forward-looking statements.

There may be events in the future that the Company is not able to accurately predict or control. Factors that may cause such differences include, but are not limited to, those discussed under risk factors in the Company’s Amendment No. 1 to the Annual Report on Form 10-K/A for the year ended December 31, 2022 and other filings filed with the SEC, including the uncertainties associated with the regulatory environment in which the Company operates, rapid changes in blockchain technology and in the cryptocurrency industry, turmoil in the banking sector with respect to digital asset management, strategic growth opportunities and initiatives, and the Company’s proprietary technology. Forward-looking statements speak only as of the date they are made. The Company does not assume any obligation to update forward-looking statements as circumstances change. The Company gives no assurance that it will achieve its expectations.

You may access the Company’s SEC filings by visiting SEC’s website at http://www.sec.gov. This Current Report does not constitute an offer or invitation for the sale or purchase of securities or to engage in any other transaction with the Company or its affiliates. The information in this Current Report is not targeted at the residents of any particular country or jurisdiction and is not intended for distribution to, or use by, any person in any jurisdiction or country where such distribution or use would be contrary to local law or regulation.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

99.1	Press Release, dated November 13, 2023.
104	Cover Page Interactive Data File

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2023	RYVYL Inc.

	By:	/s/ Fredi Nisan
Name: Fredi Nisan
Title: Chief Executive Officer